UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 31, 2021

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (250) 765-6424

_____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Entry into Compensatory Arrangements of Certain Officers

On December 31, 2021 Lexaria Bioscience Corp. either directly or through its subsidiary Kelowna Management Services Corp. (collectively the “Lexaria Group”) entered into contractual agreements effective as of January 1, 2022 with each of its President and Chief Executive Officer, either individually or via their respective wholly-owned company (the “Officers”). The entrance into these agreements provides the Lexaria Group with the security of having its key personnel committed to the Lexaria Group’s goals for a three year term. The combined compensation payable or issuable by the Lexaria Group to each of the Officers is as follows:

John Docherty – President – C$310,000 annual salary with a pay increase based on 1.25 x the annual inflation rate published by the Bank of Canada (the “Docherty Compensation”); a bonus of up to 50% of the Docherty Compensation on the basis of certain performance criteria being met, as established by the board of directors; a bonus equal to 2% of the consideration received for the sale of any subsidiary company of Lexaria Bioscience Corp. excluding circumstances where such sale was necessitated due to financial distress; a one-time bonus equal to twenty-one (21) months’ pay to be paid upon a change of control excluding circumstances where such change of control was necessitated due to financial distress; the requirement of twelve (12) months’ written notice of termination or payment in lieu of such notice if such termination was without cause; and participation in the Lexaria Bioscience Corp. stock option plan.

Chris Bunka – Chief Executive Officer – C$356,472 annual salary with a pay increase based on 1.25 x the annual inflation rate published by the Bank of Canada (the “Bunka Compensation”); a bonus of up to 50% of the Bunka Compensation on the basis of certain performance criteria being met, as established by the board of directors; a bonus equal to 2% of the consideration received for the sale of any subsidiary company of Lexaria Bioscience Corp. excluding circumstances where such sale was necessitated due to financial distress; a one-time bonus equal to twenty-six (26) months’ pay to be paid upon a change of control excluding circumstances where such change of control was necessitated due to financial distress; the requirement of fifteen (15) months’ written notice of termination or payment in lieu of such notice if such termination was without cause; and participation in the Lexaria Bioscience Corp. stock option plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: January 4, 2022

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